UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2019

Date of Report (Date of earliest event reported)

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OpGen, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices, including zip code)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	OPGN	Nasdaq Capital Market
Common Warrants	OPGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07   —   Submission of Matters to a Vote of Security Holders.

On August 22, 2019, the Company held its Annual Meeting for 2019. At the Annual Meeting, the total number of shares represented in person or by proxy was 14,199,450 of the 17,645,720 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, July 9, 2019. The following matters were voted upon at the Annual Meeting:

1.                  Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2020 or until their successors are elected and qualified. The votes cast were as follows:

Nominee	For	Vote Withheld	Broker Non-Vote

Evan Jones	7,468,636	1,262,099	5,468,715
Tina S. Nova, Ph.D.	7,774,525	986,210	5,468,715
R. Donald Elsey	7,751,026	979,709	5,468,715
Misti Ushio, Ph.D.	7,623,690	1,107,045	5,468,715

2.                  The vote to approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than five-to-one and not more than twenty-five-to-one, or the “Reverse Stock Split,” such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our Board of Directors, or the “Reverse Stock Split Proposal”. The votes cast were as follows:

11,805,833 votes	FOR the resolution
1,877,760 votes	AGAINST the resolution
40,385 votes	ABSTAIN

For proposal 2, there were 475,472 broker non-votes. The proposal passed by the affirmative vote of greater than the requisite 66 2/3rds of the outstanding common stock.

3.                  The vote to approve one or more adjournments to the Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal No. Two. The votes cast were as follows:

11,480,810 votes	FOR the resolution
2,146,012 votes	AGAINST the resolution
97,155 votes	ABSTAIN

For proposal 3, there were 475,473 broker non-votes.

4.                  The vote to ratify the appointment of CohnReznick, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes cast were as follows:

13,807,437 votes	FOR the resolution
264,169 votes	AGAINST the resolution
127,842 votes	ABSTAIN

For proposal 4, there were 2 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer

Date: August 22, 2019